Income Taxes (Components of Income Tax Expense) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Taxes
Current, federal	$ 1,609	$ 3,043	$ 451
Deferred - net, federal	1,904	5,692	2,256
Total federal income tax	3,513	8,735	2,707
Current, state, local and foreign	61	(61)	702
Deferred - net, state, local and foreign	(132)	550	(509)
Total state, local and foreign income tax	(71)	489	193
Total	$ 3,442	$ 9,224	$ 2,900